                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                  FORM 8-K/A


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported)
                               February 18, 1998




                      WESTERN OHIO FINANCIAL CORPORATION
------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its Charter)




  Delaware                     0-24120                   31-1403116
------------------------------------------------------------------------------
(State or other            (Commission File            (IRS Employer
 jurisdiction of                Number)                Identification
 incorporation)                                              No.)




28 East Main Street, Springfield, Ohio                              45501-0719
------------------------------------------------------------------------------
Address of principal executive offices)                             (Zip Code)




Registrant's telephone number, including area code:             (973) 325-9994
------------------------------------------------------------------------------

Item 4.           Changes in Registrant's Certifying Accountant

a) Clark, Schaefer, Hackett & Co. was previously the principal accountants for Western Ohio Financial Corporation (the "Company"). On January 29, 1998, that firm's appointment as principal accountants was terminated by the Company. The decision to change accountants was recommended by the audit committee and approved by the board of directors.

         In connection with the audits of the two fiscal years ended December 31, 1997 and the subsequent interim period through January 29, 1998, there were no disagreements with Clark, Schaefer, Hackett & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matters of the disagreements in connection with their opinion.

         The Company requested that Clark, Schaefer, Hackett & Co. furnish the Company with a letter, as promptly as possible, addressed to the Securities and Exchange Commission, stating whether it agrees with the statements made in this Item 4, and if not, stating the respects in which they do not agree. A copy of such letter, dated February 10, 1998, which the Company received on February 18, 1998, is filed as Exhibit 16 to this 8-K.

b) On January 29, 1998, the Company engaged Crowe, Chizek and Company, LLP as the Company's principal accountants.

Item 7.           Financial Statements and Exhibits.


(c)      Exhibits.

         16 Letter of Clark, Schaefer, Hackett & Co. dated February 10,
1998.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            WESTERN OHIO FINANCIAL CORPORATION



Date: February 23, 1998                     By:/s/ John W. Raisbeck
      -----------------                        --------------------
                                                John W. Raisbeck
                                                President and Chief Executive
                                                Officer

                                                                    Exhibit 16





                  [Clark, Schaefer, Hackett & Co. Letterhead]




February 10, 1998


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

RE:      Western Ohio Financial Corporation
         file number 0-24120


To whom it may concern:

We have read the statements of Western Ohio Financial Corporation contained in form 8-K dated January 29, 1998, a copy of which is attached, and agree with such statements.

Very truly yours,


/s/ Clark, Schaefer, Hackett & Co.
----------------------------------
CLARK, SCHAEFER, HACKETT & CO.

Enclosure

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                               January 29, 1998



                      WESTERN OHIO FINANCIAL CORPORATION
--------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its Charter)



    Delaware                       0-24120                      31-1403116
--------------------------------------------------------------------------------
(State or other               (Commission File                (IRS Employer
 jurisdiction of                   Number)                  Identification No.)
 incorporation)



28 East Main Street, Springfield, Ohio                           45501-0719
--------------------------------------------------------------------------------
Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:              (973) 325-9994
--------------------------------------------------------------------------------

Item 4. Changes in Registrant's Certifying Accountant
        ---------------------------------------------

a) Clark, Schaefer, Hackett & Co. was previously the principal accountants for Western Ohio Financial Corporation (the "Company"). On January 29, 1998, that firm's appointment as principal accountants was terminated by the Company. The decision to change accountants was recommended by the audit committee and approved by the board of directors.

         In connection with the audits of the two fiscal years ended December 31, 1997 and the subsequent interim period through January 29, 1998, there were no disagreements with Clark, Schaefer, Hackett & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matters of the disagreements in connection with their opinion.

         The Company requested that Clark, Schaefer, Hackett & Co. furnish the Company with a letter, as promptly as possible, addressed to the Securities and Exchange Commission, stating whether it agrees with the statements made in this Item 4, and if not, stating the respects in which they do not agree. This letter is not yet available, but will be filed as an exhibit to an amendment to this Report.

b) On January 29, 1998, the Company engaged Crowe, Chizek and Company, LLP as the Company's principal accountants.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          WESTERN OHIO FINANCIAL CORPORATION



Date: February 5, 1998                    By: /s/ John W. Raisbeck
     -----------------                        -----------------------------
                                                John W. Raisbeck
                                                President
                                                and Chief Executive Officer